SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2005

EDUCATION LOANS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-110741 and 333-117396	91-1819974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 First Avenue Southwest, Aberdeen, South Dakota	57401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 622-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act Act (17 CFR 240.13e-4(c)).

Section 8 Other Events

Item 8.01 Other Events.

Pursuant to the Servicing and Administration Agreement, dated as of December 1, 1999 (the “Agreement”), among Education Loans Incorporated, as Issuer (the “Issuer”), Student Loan Finance Corporation, as Servicer and Administrator (the “Servicer”), and U.S. Bank National Association, as Trustee (the “Trustee”), the Servicer delivered to the Trustee the statement required by Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer’s Student Loan Asset-Backed Notes, Series 1999-1, Series 2000-1, Series 2001-1, Series 2002-1 and Series 2003-1.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

Exhibit No.	Description
99.1	Servicing Report, dated June 30, 2005, delivered to the Trustee.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: July 25, 2005

EDUCATION LOANS INCORPORATED

By	/s/ Michael A. Gort
Michael A. Gort
President

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Servicing Report, dated June 30, 2005, delivered to the Trustee.